

                                                                                                                      MORGAN STANLEY
------------------------------------------------------------------------------------------------------------------------------------
07/22/2005   16:28:44    CARVE Version 47.0 /u/dsouzad/deal/hq6/050722/hq6.050722.carve
MSCI         MSCI        SERIES **2005-HQ6  **S&P/FITCH/DBRS CLASS X2
------------------------------------------------------------------------------------------------------------------------------------

Class             X2               Settlement Date    08/11/2005 Coupon          -1.00000             Cusip            N/A
Original Balance  2,672,241,000.00 Dated Date         08/01/2005 Delay           12                   Yield Table Date 07/22/2005
Current Balance   2,672,241,000.00 First Payment Date 09/13/2005 Lead Manager    Morgan Stanley & Co. Yield Frequency  SemiAnnual
Credit Rating     AAA/AAA          Next Payment Date  09/13/2005 Orig Deal Size  2,754,054,199.21     Yield Day Count  30/360
Market Desc       N/A              Payment Freq       Monthly    Num of Tranches 33
Factor            1.00000000       Interest Freq      Monthly    Deal Age        0




TRIGGER                    OPTIONALCALL YES  OPTIONALCALL YES   OPTIONALCALL YES   OPTIONALCALL YES
PREPAY                     (!YM) CPR 100     CPR 0              (!YM) CPR 100      (!YM) CPR 100
DEFAULT                                                         CDR 0   18         CDR 0   18
                                                                11.2               11.3
ADVANCES                                                        YES                YES
RECV MNTH                                                       12                 12
RECV DISTR                                                      100 1              100 1
LOSSES                                                          0.35               0.35
--------------------------------------------------------------------------------------------------------------
PRICE / YIELD
--------------------------------------------------------------------------------------------------------------

              2.6270              4.7179          4.7179                4.0806             4.0514
--------------------------------------------------------------------------------------------------------------
AVERAGE LIFE                        5.94            5.94                  5.79               5.78
MOD DURATION @ 2.6270               3.26            3.26                  3.23               3.23
SPREAD INTERP. @ 2.6270               65              65                     2                 -1


                                                                     Page 1 of 1

--------------------------------------------------------------------------------
This memorandum is based on information generally available to the public from sources believed to be reliable. No representation is made that it is accurate or complete. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Past performance is not necessarily indicative of future returns. Price and availability are subject to change without notice. The foregoing has been prepared solely for informational purposes, and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. Morgan Stanley & Co. Incorporated, Morgan Stanley & Co.
International Limited, Morgan Stanley Japan Ltd. and/or their affiliates may have positions in, and effect transactions in securities and instruments of issuers mentioned herein and may also provide or seek to provide significant advice or investment services, including investment banking, for the issuers of such securities and instruments. Additional information is available upon request. To Our Readers Worldwide: In addition please note that this publication has been issued by Morgan Stanley & Co. Incorporated and approved by Morgan
Stanley & Co. International Limited, a member of The Securities and Futures
Authority and Morgan Stanley Japan, Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International limited or Morgan Stanley
Japan, Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION
TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.



                                                                                                                      MORGAN STANLEY
------------------------------------------------------------------------------------------------------------------------------------
07/21/2005   17:17:15   CARVE Version 47.0  /u/dsouzad/deal/hq6/red/hq6.red.050718.carve
MSCI         MSCI       SERIES **2005-HQ6   **S&P/FITCH/DBRS (RED) CLASS A1
------------------------------------------------------------------------------------------------------------------------------------

Class            A1             Settlement Date    08/11/2005 Coupon          4.54000              Cusip            N/A
Original Balance 121,200,000.00 Dated Date         08/01/2005 Delay           12                   Yield Table Date 07/21/2005
Current Balance  121,200,000.00 First Payment Date 09/13/2005 Lead Manager    Morgan Stanley & Co. Yield Frequency  SemiAnnual
Credit Rating    AAA/AAA        Next Payment Date  09/13/2005 Orig Deal Size  2,754,054,199.21     Yield Day Count  30/360
Market Desc      N/A            Payment Freq       Monthly    Num of Tranches 33
Factor           1.00000000     Interest Freq      Monthly    Deal Age        0




PREPAY                            CPR 0        CPR 0         CPR 0        CPR 0         CPR 0
BALL EXT                                       10% 12 MOS    25% 12 MOS   50% 12 MOS    12 MOS
--------------------------------------------------------------------------------------------------
PRICE / YIELD
--------------------------------------------------------------------------------------------------

            99.6224               4.6671       4.6671        4.6670       4.6669        4.6643
            99.6849               4.6439       4.6439        4.6438       4.6438        4.6419
            99.7474               4.6207       4.6207        4.6207       4.6206        4.6194
            99.8099               4.5975       4.5975        4.5975       4.5975        4.5971
            99.8724               4.5744       4.5744        4.5744       4.5744        4.5747
            99.9349               4.5513       4.5513        4.5513       4.5513        4.5523
            99.9974               4.5281       4.5282        4.5282       4.5283        4.5300
           100.0599               4.5051       4.5051        4.5052       4.5052        4.5077
           100.1224               4.4820       4.4820        4.4821       4.4822        4.4854
           100.1849               4.4590       4.4590        4.4591       4.4592        4.4631
           100.2474               4.4359       4.4360        4.4361       4.4363        4.4409
           100.3099               4.4129       4.4130        4.4131       4.4133        4.4187
           100.3724               4.3899       4.3900        4.3902       4.3904        4.3965
           100.4349               4.3670       4.3671        4.3672       4.3675        4.3743
           100.4974               4.3440       4.3442        4.3443       4.3446        4.3521
           100.5599               4.3211       4.3212        4.3214       4.3217        4.3300
           100.6224               4.2982       4.2984        4.2986       4.2989        4.3079
           100.6849               4.2754       4.2755        4.2757       4.2760        4.2858
           100.7474               4.2525       4.2526        4.2529       4.2532        4.2637
           100.8099               4.2297       4.2298        4.2301       4.2305        4.2416
           100.8724               4.2068       4.2070        4.2073       4.2077        4.2196
--------------------------------------------------------------------------------------------------
AVERAGE LIFE                        2.99         3.00          3.00         3.00          3.12
MOD DURATION @ 100.2474             2.71         2.71          2.71         2.71          2.80
FIRST PRIN                    09/13/2005   09/13/2005    09/13/2005   09/13/2005    09/13/2005
LAST PRIN                     06/13/2010   06/13/2010    06/13/2010   06/13/2010    06/13/2011
FIRST PRIN PER                         1            1             1            1             1
LAST PRIN PER                         58           58            58           58            70
PAYMENT WINDOW                        58           58            58           58            70
USD SWAP SPREAD @ 100.2474            11           11            11           11            11


                                                                     Page 1 of 4

--------------------------------------------------------------------------------
This memorandum is based on information generally available to the public from sources believed to be reliable. No representation is made that it is accurate or complete. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Past performance is not necessarily indicative of future returns. Price and availability are subject to change without notice. The foregoing has been prepared solely for informational purposes, and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. Morgan Stanley & Co. Incorporated, Morgan Stanley & Co.
International Limited, Morgan Stanley Japan Ltd. and/or their affiliates may have positions in, and effect transactions in securities and instruments of issuers mentioned herein and may also provide or seek to provide significant advice or investment services, including investment banking, for the issuers of such securities and instruments. Additional information is available upon request. To Our Readers Worldwide: In addition please note that this publication has been issued by Morgan Stanley & Co. Incorporated and approved by Morgan
Stanley & Co. International Limited, a member of The Securities and Futures
Authority and Morgan Stanley Japan, Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International limited or Morgan Stanley
Japan, Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION
TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.



                                                                                                                      MORGAN STANLEY
------------------------------------------------------------------------------------------------------------------------------------
07/21/2005    17:17:15   CARVE Version 47.0  /u/dsouzad/deal/hq6/red/hq6.red.050718.carve
MSCI          MSCI       SERIES **2005-HQ6   **S&P/FITCH/DBRS (RED) CLASS A2
------------------------------------------------------------------------------------------------------------------------------------

Class            A2             Settlement Date    08/11/2005  Coupon          4.78900              Cusip            N/A
Original Balance 337,000,000.00 Dated Date         08/01/2005  Delay           12                   Yield Table Date 07/21/2005
Current Balance  337,000,000.00 First Payment Date 09/13/2005  Lead Manager    Morgan Stanley & Co. Yield Frequency  SemiAnnual
Credit Rating    AAA/AAA        Next Payment Date  09/13/2005  Orig Deal Size  2,754,054,199.21     Yield Day Count  30/360
Market Desc      N/A            Payment Freq       Monthly     Num of Tranches 33
Factor           1.00000000     Interest Freq      Monthly     Deal Age        0




PREPAY                            CPR 0        CPR 0            CPR 0           CPR 0            CPR 0
BALL EXT                                       10% 12 MOS       25% 12 MOS      50% 12 MOS       12 MOS
-----------------------------------------------------------------------------------------------------------
PRICE / YIELD
-----------------------------------------------------------------------------------------------------------

         99.8728                  4.8295       4.8296           4.8298          4.8301           4.8306
         99.9353                  4.8150       4.8154           4.8159          4.8168           4.8183
         99.9978                  4.8005       4.8011           4.8020          4.8035           4.8059
        100.0603                  4.7859       4.7869           4.7882          4.7902           4.7936
        100.1228                  4.7715       4.7726           4.7743          4.7769           4.7812
        100.1853                  4.7570       4.7584           4.7605          4.7636           4.7689
        100.2478                  4.7425       4.7442           4.7466          4.7504           4.7566
        100.3103                  4.7280       4.7300           4.7328          4.7371           4.7443
        100.3728                  4.7136       4.7158           4.7189          4.7239           4.7320
        100.4353                  4.6991       4.7016           4.7051          4.7106           4.7197
        100.4978                  4.6847       4.6874           4.6913          4.6974           4.7074
        100.5603                  4.6703       4.6733           4.6775          4.6842           4.6951
        100.6228                  4.6559       4.6591           4.6638          4.6710           4.6829
        100.6853                  4.6415       4.6450           4.6500          4.6578           4.6706
        100.7478                  4.6271       4.6308           4.6362          4.6446           4.6584
        100.8103                  4.6127       4.6167           4.6225          4.6314           4.6462
        100.8728                  4.5983       4.6026           4.6087          4.6182           4.6339
        100.9353                  4.5840       4.5885           4.5950          4.6051           4.6217
        100.9978                  4.5696       4.5744           4.5813          4.5919           4.6095
        101.0603                  4.5553       4.5603           4.5676          4.5788           4.5973
        101.1228                  4.5409       4.5462           4.5538          4.5657           4.5851
-----------------------------------------------------------------------------------------------------------
AVERAGE LIFE                        4.93         5.04             5.19            5.45             5.93
MOD DURATION @ 100.4978             4.30         4.38             4.50            4.70             5.06
FIRST PRIN                    06/13/2010   06/13/2010       06/13/2010      06/13/2010       06/13/2011
LAST PRIN                     08/13/2010   05/13/2012       05/13/2012      05/13/2012       05/13/2012
FIRST PRIN PER                        58           58               58              58               70
LAST PRIN PER                         60           81               81              81               81
PAYMENT WINDOW                         3           24               24              24               12
USD SWAP SPREAD @ 100.4978            24           24               23              23               22


                                                                     Page 2 of 4

--------------------------------------------------------------------------------
This memorandum is based on information generally available to the public from sources believed to be reliable. No representation is made that it is accurate or complete. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Past performance is not necessarily indicative of future returns. Price and availability are subject to change without notice. The foregoing has been prepared solely for informational purposes, and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. Morgan Stanley & Co. Incorporated, Morgan Stanley & Co.
International Limited, Morgan Stanley Japan Ltd. and/or their affiliates may have positions in, and effect transactions in securities and instruments of issuers mentioned herein and may also provide or seek to provide significant advice or investment services, including investment banking, for the issuers of such securities and instruments. Additional information is available upon request. To Our Readers Worldwide: In addition please note that this publication has been issued by Morgan Stanley & Co. Incorporated and approved by Morgan
Stanley & Co. International Limited, a member of The Securities and Futures
Authority and Morgan Stanley Japan, Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International limited or Morgan Stanley
Japan, Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION
TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.



                                                                                                                      MORGAN STANLEY
------------------------------------------------------------------------------------------------------------------------------------
07/21/2005    17:17:15   CARVE Version 47.0  /u/dsouzad/deal/hq6/red/hq6.red.050718.carve
MSCI          MSCI       SERIES **2005-HQ6   **S&P/FITCH/DBRS (RED) CLASS A3
------------------------------------------------------------------------------------------------------------------------------------

Class            A3             Settlement Date    08/11/2005 Coupon          4.95900              Cusip            N/A
Original Balance 103,000,000.00 Dated Date         08/01/2005 Delay           12                   Yield Table Date 07/21/2005
Current Balance  103,000,000.00 First Payment Date 09/13/2005 Lead Manager    Morgan Stanley & Co. Yield Frequency  SemiAnnual
Credit Rating    AAA/AAA        Next Payment Date  09/13/2005 Orig Deal Size  2,754,054,199.21     Yield Day Count  30/360
Market Desc      N/A            Payment Freq       Monthly    Num of Tranches 33
Factor           1.00000000     Interest Freq      Monthly    Deal Age        0




PREPAY                            CPR 0           CPR 0            CPR 0           CPR 0            CPR 0
BALL EXT                                          10% 12 MOS       25% 12 MOS      50% 12 MOS       12 MOS
------------------------------------------------------------------------------------------------------------------
PRICE / YIELD
------------------------------------------------------------------------------------------------------------------

           100.1131               4.9665          4.9668           4.9673          4.9682           4.9703
           100.1756               4.9566          4.9570           4.9577          4.9587           4.9612
           100.2381               4.9468          4.9473           4.9480          4.9492           4.9522
           100.3006               4.9369          4.9375           4.9383          4.9398           4.9432
           100.3631               4.9271          4.9277           4.9287          4.9303           4.9342
           100.4256               4.9172          4.9180           4.9190          4.9209           4.9252
           100.4881               4.9074          4.9082           4.9094          4.9114           4.9163
           100.5506               4.8976          4.8985           4.8998          4.9020           4.9073
           100.6131               4.8878          4.8887           4.8901          4.8926           4.8983
           100.6756               4.8780          4.8790           4.8805          4.8831           4.8893
           100.7381               4.8682          4.8693           4.8709          4.8737           4.8804
           100.8006               4.8584          4.8595           4.8613          4.8643           4.8714
           100.8631               4.8486          4.8498           4.8517          4.8549           4.8625
           100.9256               4.8388          4.8401           4.8421          4.8455           4.8536
           100.9881               4.8290          4.8304           4.8326          4.8361           4.8446
           101.0506               4.8193          4.8208           4.8230          4.8267           4.8357
           101.1131               4.8095          4.8111           4.8134          4.8174           4.8268
           101.1756               4.7998          4.8014           4.8039          4.8080           4.8179
           101.2381               4.7900          4.7917           4.7943          4.7986           4.8090
           101.3006               4.7803          4.7821           4.7848          4.7893           4.8001
           101.3631               4.7706          4.7724           4.7752          4.7799           4.7912
------------------------------------------------------------------------------------------------------------------
AVERAGE LIFE                        7.80            7.88             7.99            8.19             8.71
MOD DURATION @ 100.7381             6.33            6.37             6.45            6.58             6.92
FIRST PRIN                    05/13/2012      05/13/2012       05/13/2012      05/13/2012       05/13/2012
LAST PRIN                     10/13/2014      12/13/2014       01/13/2015      01/13/2015       07/13/2015
FIRST PRIN PER                        81              81               81              81               81
LAST PRIN PER                        110             112              113             113              119
PAYMENT WINDOW                        30              32               33              33               39
USD SWAP SPREAD @ 100.7381            30              30               30              29               28


                                                                     Page 3 of 4

--------------------------------------------------------------------------------
This memorandum is based on information generally available to the public from sources believed to be reliable. No representation is made that it is accurate or complete. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Past performance is not necessarily indicative of future returns. Price and availability are subject to change without notice. The foregoing has been prepared solely for informational purposes, and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. Morgan Stanley & Co. Incorporated, Morgan Stanley & Co.
International Limited, Morgan Stanley Japan Ltd. and/or their affiliates may have positions in, and effect transactions in securities and instruments of issuers mentioned herein and may also provide or seek to provide significant advice or investment services, including investment banking, for the issuers of such securities and instruments. Additional information is available upon request. To Our Readers Worldwide: In addition please note that this publication has been issued by Morgan Stanley & Co. Incorporated and approved by Morgan
Stanley & Co. International Limited, a member of The Securities and Futures
Authority and Morgan Stanley Japan, Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International limited or Morgan Stanley
Japan, Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION
TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.



                                                                                                                      MORGAN STANLEY
------------------------------------------------------------------------------------------------------------------------------------
07/21/2005    17:17:15   CARVE Version 47.0  /u/dsouzad/deal/hq6/red/hq6.red.050718.carve
MSCI          MSCI       SERIES **2005-HQ6   **S&P/FITCH/DBRS (RED) CLASS A4A
------------------------------------------------------------------------------------------------------------------------------------

Class            A4A              Settlement Date    08/11/2005 Coupon          4.94600              Cusip            N/A
Original Balance 1,060,595,000.00 Dated Date         08/01/2005 Delay           12                   Yield Table Date 07/21/2005
Current Balance  1,060,595,000.00 First Payment Date 09/13/2005 Lead Manager    Morgan Stanley & Co. Yield Frequency  SemiAnnual
Credit Rating    AAA/AAA          Next Payment Date  09/13/2005 Orig Deal Size  2,754,054,199.21     Yield Day Count  30/360
Market Desc      N/A              Payment Freq       Monthly    Num of Tranches 33
Factor           1.00000000       Interest Freq      Monthly    Deal Age        0




PREPAY                                CPR 0          CPR 0          CPR 0           CPR 0           CPR 0
BALL EXT                                             10% 12 MOS     25% 12 MOS      50% 12 MOS      12 MOS
--------------------------------------------------------------------------------------------------------------------
PRICE / YIELD
--------------------------------------------------------------------------------------------------------------------

           99.8693                    4.9927         4.9927         4.9927          4.9928          4.9930
           99.9318                    4.9844         4.9844         4.9845          4.9846          4.9853
           99.9943                    4.9761         4.9761         4.9762          4.9765          4.9776
          100.0568                    4.9678         4.9678         4.9679          4.9683          4.9699
          100.1193                    4.9595         4.9595         4.9597          4.9602          4.9622
          100.1818                    4.9512         4.9513         4.9514          4.9521          4.9545
          100.2443                    4.9429         4.9430         4.9432          4.9439          4.9468
          100.3068                    4.9346         4.9347         4.9349          4.9358          4.9391
          100.3693                    4.9264         4.9265         4.9267          4.9277          4.9315
          100.4318                    4.9181         4.9182         4.9185          4.9196          4.9238
          100.4943                    4.9098         4.9100         4.9103          4.9115          4.9161
          100.5568                    4.9016         4.9017         4.9020          4.9034          4.9085
          100.6193                    4.8933         4.8935         4.8938          4.8953          4.9008
          100.6818                    4.8851         4.8853         4.8856          4.8872          4.8932
          100.7443                    4.8769         4.8771         4.8774          4.8791          4.8855
          100.8068                    4.8686         4.8689         4.8693          4.8711          4.8779
          100.8693                    4.8604         4.8606         4.8611          4.8630          4.8703
          100.9318                    4.8522         4.8524         4.8529          4.8549          4.8626
          100.9943                    4.8440         4.8442         4.8447          4.8469          4.8550
          101.0568                    4.8358         4.8361         4.8366          4.8388          4.8474
          101.1193                    4.8276         4.8279         4.8284          4.8308          4.8398
--------------------------------------------------------------------------------------------------------------------
AVERAGE LIFE                            9.66           9.68           9.72            9.90           10.64
MOD DURATION @ 100.4943                 7.52           7.54           7.56            7.67            8.11
FIRST PRIN                        12/13/2014     12/13/2014     01/13/2015      01/13/2015      07/13/2015
LAST PRIN                         06/13/2015     06/13/2015     07/13/2015      04/13/2016      06/13/2016
FIRST PRIN PER                           112            112            113             113             119
LAST PRIN PER                            118            118            119             128             130
PAYMENT WINDOW                             7              7              7              16              12
USD SWAP SPREAD @ 100.4943                27             27             27              26              24


                                                                     Page 4 of 4

--------------------------------------------------------------------------------
This memorandum is based on information generally available to the public from sources believed to be reliable. No representation is made that it is accurate or complete. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Past performance is not necessarily indicative of future returns. Price and availability are subject to change without notice. The foregoing has been prepared solely for informational purposes, and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. Morgan Stanley & Co. Incorporated, Morgan Stanley & Co.
International Limited, Morgan Stanley Japan Ltd. and/or their affiliates may have positions in, and effect transactions in securities and instruments of issuers mentioned herein and may also provide or seek to provide significant advice or investment services, including investment banking, for the issuers of such securities and instruments. Additional information is available upon request. To Our Readers Worldwide: In addition please note that this publication has been issued by Morgan Stanley & Co. Incorporated and approved by Morgan
Stanley & Co. International Limited, a member of The Securities and Futures
Authority and Morgan Stanley Japan, Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International limited or Morgan Stanley
Japan, Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION
TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.



                                                                                                                      MORGAN STANLEY
------------------------------------------------------------------------------------------------------------------------------------
07/26/2005    11:49:06    CARVE Version 50.0  /u/dsouzad/deal/hq6/050725/hq6.050725.carve
MSCI          MSCI SERIES **2005-HQ6          **S&P/FITCH/DBRS             CLASS X1
------------------------------------------------------------------------------------------------------------------------------------

Class            X1               Settlement Date    08/11/2005 Coupon          -1.00000             Cusip            N/A
Original Balance 2,754,054,199.21 Dated Date         08/01/2005 Delay           12                   Yield Table Date 07/26/2005
Current Balance  1.00             First Payment Date 09/13/2005 Lead Manager    Morgan Stanley & Co. Yield Frequency  SemiAnnual
Credit Rating    AAA/AAA          Next Payment Date  09/13/2005 Orig Deal Size  2,754,054,199.21     Yield Day Count  30/360
Market Desc      N/A              Payment Freq       Monthly    Num of Tranches 33
Factor           1.00000000       Interest Freq      Monthly    Deal Age        0




TRIGGER                OPTIONALCALL YES  OPTIONALCALL YES   OPTIONALCALL YES   OPTIONALCALL YES  OPTIONALCALL YES   OPTIONALCALL YES
PREPAY                 (!YM) CPR 100     CPR 0              CPR 0              CPR 0             (!YM) CPR 100      (!YM) CPR 100
DEFAULT                                                     CDR 0   24         CDR 0   24        CDR 0   24         CDR 0  24
                                                            2                  3                 2                  3
ADVANCES                                                    YES                YES               YES                YES
RECV MNTH                                                   12                 12                12                 12
RECV DISTR                                                  100 1              100 1             100 1              100 1
LOSSES                                                      0.35               0.35              0.35               0.35
------------------------------------------------------------------------------------------------------------------------------------
PRICE / YIELD
------------------------------------------------------------------------------------------------------------------------------------

           0.4598             24.0608            24.9895         22.2864            21.0628             21.3025            20.0352
           0.5223             21.0292            21.9904         19.2788            18.0666             18.2566            16.9985
           0.5848             18.4789            19.4681         16.7528            15.5526             15.6978            14.4502
           0.6473             16.2875            17.3010         14.5851            13.3971             13.5016            12.2650
           0.7098             14.3727            15.4078         12.6930            11.5169             11.5844            10.3587
           0.7723             12.6769            13.7312         11.0188             9.8541              9.8877             8.6727
           0.8348             11.1582            12.2299          9.5205             8.3668              8.3693             7.1647
           0.8973              9.7855            10.8729          8.1670             7.0238              6.9976             5.8029
           0.9598              8.5348             9.6367          6.9345             5.8013              5.7484             4.5633
           1.0223              7.3877             8.5028          5.8045             4.6807              4.6030             3.4271
           1.0848              6.3293             7.4567          4.7622             3.6475              3.5466             2.3794
           1.1473              5.3476             6.4865          3.7959             2.6898              2.5671             1.4083
           1.2098              4.4331             5.5826          2.8959             1.7980              1.6549             0.5041
           1.2723              3.5777             4.7371          2.0542             0.9641              0.8017            -0.3414
           1.3348              2.7746             3.9433          1.2641             0.1815              0.0009            -1.1348
           1.3973              2.0182             3.1957          0.5201            -0.5553             -0.7532            -1.8819
           1.4598              1.3037             2.4896         -0.1826            -1.2512             -1.4654            -2.5874
           1.5223              0.6269             1.8207         -0.8480            -1.9101             -2.1399            -3.2554
           1.5848             -0.0156             1.1857         -1.4798            -2.5356             -2.7802            -3.8895
           1.6473             -0.6270             0.5814         -2.0809            -3.1306             -3.3895            -4.4927
           1.7098             -1.2100             0.0051         -2.6540            -3.6980             -3.9704            -5.0678
------------------------------------------------------------------------------------------------------------------------------------
AVERAGE LIFE                     8.18               8.45            8.09               7.94                7.85               7.71
MOD DURATION @ 1.0848            5.65               5.72            5.74               5.79                5.66               5.71
SPREAD INTERP. @ 1.0848           215                327              59                -52                 -62               -178


                                                                     Page 1 of 1

--------------------------------------------------------------------------------
This memorandum is based on information generally available to the public from sources believed to be reliable. No representation is made that it is accurate or complete. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Past performance is not necessarily indicative of future returns. Price and availability are subject to change without notice. The foregoing has been prepared solely for informational purposes, and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. Morgan Stanley & Co. Incorporated, Morgan Stanley & Co.
International Limited, Morgan Stanley Japan Ltd. and/or their affiliates may have positions in, and effect transactions in securities and instruments of issuers mentioned herein and may also provide or seek to provide significant advice or investment services, including investment banking, for the issuers of such securities and instruments. Additional information is available upon request. To Our Readers Worldwide: In addition please note that this publication has been issued by Morgan Stanley & Co. Incorporated and approved by Morgan
Stanley & Co. International Limited, a member of The Securities and Futures
Authority and Morgan Stanley Japan, Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International limited or Morgan Stanley
Japan, Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION
TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.



                                                                                                                      MORGAN STANLEY
------------------------------------------------------------------------------------------------------------------------------------
07/22/2005    16:01:12    CARVE Version 47.0 /u/dsouzad/deal/hq6/050722/hq6.050722.carve
MSCI          MSCI SERIES **2005-HQ6    **S&P/FITCH/DBRS             CLASS X1
------------------------------------------------------------------------------------------------------------------------------------

Class            X1               Settlement Date    08/11/2005 Coupon          -1.00000             Cusip            N/A
Original Balance 2,754,054,199.21 Dated Date         08/01/2005 Delay           12                   Yield Table Date 07/22/2005
Current Balance  1.00             First Payment Date 09/13/2005 Lead Manager    Morgan Stanley & Co. Yield Frequency  SemiAnnual
Credit Rating    AAA/AAA          Next Payment Date  09/13/2005 Orig Deal Size  2,754,054,199.21     Yield Day Count  30/360
Market Desc      N/A              Payment Freq       Monthly    Num of Tranches 33
Factor           1.00000000       Interest Freq      Monthly    Deal Age        0




TRIGGER                OPTIONALCALL YES  OPTIONALCALL YES  OPTIONALCALL YES  OPTIONALCALL YES  OPTIONALCALL YES
PREPAY                 (!YM) CPR 100     CPR 0             (!YM) CPR 100     (!YM) CPR 100     (!YM) CPR 100
DEFAULT                                                    CDR 0   18        CDR 0   18        CDR 0   18
                                                           1                 1.5               2
ADVANCES                                                   YES               YES               YES
RECV MNTH                                                  12                12                12
RECV DISTR                                                 100 1             100 1             100 1
LOSSES                                                     0.35              0.35              0.35
-----------------------------------------------------------------------------------------------------------------
PRICE / YIELD
-----------------------------------------------------------------------------------------------------------------

         0.5076                 22.4277          23.4015           20.7528           19.8583            18.9881
         0.5701                 19.7492          20.7511           18.0805           17.1891            16.3264
         0.6326                 17.4590          18.4851           15.7964           14.9086            14.0532
         0.6951                 15.4657          16.5132           13.8092           12.9251            12.0768
         0.7576                 13.7060          14.7726           12.0554           11.1749            10.3335
         0.8201                 12.1343          13.2182           10.4893            9.6123             8.7774
         0.8826                 10.7170          11.8164            9.0772            8.2036             7.3749
         0.9451                  9.4282          10.5419            7.7933            6.9229             6.1001
         1.0076                  8.2480           9.3749            6.6177            5.7505             4.9332
         1.0701                  7.1608           8.2997            5.5347            4.6704             3.8584
         1.1326                  6.1538           7.3040            4.5316            3.6702             2.8632
         1.1951                  5.2167           6.3774            3.5982            2.7396             1.9373
         1.2576                  4.3410           5.5115            2.7260            1.8700             1.0722
         1.3201                  3.5197           4.6995            1.9079            1.0544             0.2610
         1.3826                  2.7468           3.9353            1.1381            0.2869            -0.5024
         1.4451                  2.0173           3.2140            0.4114           -0.4375            -1.2228
         1.5076                  1.3269           2.5313           -0.2764           -1.1231            -1.9047
         1.5701                  0.6717           1.8835           -0.9290           -1.7737            -2.5516
         1.6326                  0.0487           1.2675           -1.5497           -2.3923            -3.1668
         1.6951                 -0.5450           0.6804           -2.1412           -2.9820            -3.7531
         1.7576                 -1.1119           0.1199           -2.7061           -3.5450            -4.3129
-----------------------------------------------------------------------------------------------------------------
AVERAGE LIFE                       8.18             8.45              7.98              7.88               7.80
MOD DURATION @ 1.1326              5.68             5.74              5.70              5.72               5.75
SPREAD INTERP. @ 1.1326             200              314                39               -47               -128

TRIGGER                OPTIONALCALL YES  OPTIONALCALL YES
PREPAY                 (!YM) CPR 100     (!YM) CPR 100
DEFAULT                CDR 0   18        CDR 0   18
                       2.5               3
ADVANCES               YES               YES
RECV MNTH              12                12
RECV DISTR             100 1             100 1
LOSSES                 0.35              0.35
-----------------------------------------------------------
PRICE / YIELD
-----------------------------------------------------------

         0.5076               18.1924            17.4744
         0.5701               15.5437            14.8417
         0.6326               13.2828            12.5953
         0.6951               11.3178            10.6436
         0.7576                9.5850             8.9230
         0.8201                8.0388             7.3880
         0.8826                6.6454             6.0050
         0.9451                5.3792             4.7483
         1.0076                4.2204             3.5983
         1.0701                3.1532             2.5393
         1.1326                2.1651             1.5589
         1.1951                1.2458             0.6469
         1.2576                0.3871            -0.2051
         1.3201               -0.4182            -1.0040
         1.3826               -1.1758            -1.7556
         1.4451               -1.8909            -2.4650
         1.5076               -2.5676            -3.1363
         1.5701               -3.2096            -3.7731
         1.6326               -3.8201            -4.3788
         1.6951               -4.4019            -4.9559
         1.7576               -4.9574            -5.5069
-----------------------------------------------------------
AVERAGE LIFE                     7.71               7.63
MOD DURATION @ 1.1326            5.79               5.83
SPREAD INTERP. @ 1.1326          -197               -257


                                                                     Page 1 of 1
--------------------------------------------------------------------------------
This memorandum is based on information generally available to the public from sources believed to be reliable. No representation is made that it is accurate or complete. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Past performance is not necessarily indicative of future returns. Price and availability are subject to change without notice. The foregoing has been prepared solely for informational purposes, and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. Morgan Stanley & Co. Incorporated, Morgan Stanley & Co.
International Limited, Morgan Stanley Japan Ltd. and/or their affiliates may have positions in, and effect transactions in securities and instruments of issuers mentioned herein and may also provide or seek to provide significant advice or investment services, including investment banking, for the issuers of such securities and instruments. Additional information is available upon request. To Our Readers Worldwide: In addition please note that this publication has been issued by Morgan Stanley & Co. Incorporated and approved by Morgan
Stanley & Co. International Limited, a member of The Securities and Futures
Authority and Morgan Stanley Japan, Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International limited or Morgan Stanley
Japan, Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION
TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.